Exhibit 10.2

Unless permitted under securities legislation, the holder of this security must not trade the security before September 16, 2023.

The securities represented hereby and the securities issuable hereunder have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States. The securities represented hereby may not be exercised or transferred in the United States or by or on behalf of a person in the United States unless exercised or transferred pursuant to exemptions from registration under the U.S. Securities Act and all applicable state securities laws. The term “United States” is as defined in Regulations under the U.S. Securities Act.

Harmony Energy Technologies Corporation

Incorporated pursuant to the General Corporation Law of the State of Delaware

WARRANTS OF HARMONY ENERGY TECHNOLOGIES CORPORATION

EXERCISABLE ONLY DURING THE PERIOD COMMENCING ON THE DATE HEREOF AND

ENDING AT 5:00 P.M. (NEW YORK TIME) ON SEPTEMBER 16, 2024, AFTER WHICH TIME THE WARRANTS

REPRESENTED BY THIS WARRANT CERTIFICATE SHALL BE VOID AND OF NO EFFECT

Series	2022-1	No:

xxxx WARRANTS

EACH WARRANT ENTITLING THE HOLDER TO PURCHASE ONE (1) COMMON STOCK OF HARMONY ENERGY TECHNOLOGIES COPRORATION AT A PRICE OF $0.25 FOR 24 MONTHS TIME PERIOD, SUBJECT TO THE TERMS HEREIN.

This certifies that, for value received, the holder hereof, xxxxx (the “holder”) of the warrants (the “Warrants” or individually “Warrant”) of HARMONY ENERGY TECHNOLOGIES CORORATION (the “Corporation”) represented hereby is entitled at any time at or after the date hereof and prior to 5:00 p.m. (New York time) on September 16, 2024. (the “Expiry Time”), to purchase in accordance with the provisions herein one share (“Common Stock”) of the Corporation for each Warrant represented hereby at a price of $0.25 per Common Stock (the “Exercise Price”) if exercised before Expiry time by surrendering to the Corporation at 165 Broadway FL23, New York, NY, USA, 10006 or at its principal offices, (i) this certificate together with an executed exercise form (“Exercise Form”) in the form of the attached Exercise Form or any other written notice in a form satisfactory to the Corporation, in either case duly completed and executed, and (ii) cash or wire transfer, a certified cheque, bank draft or money order payable at par to or to the order of Harmony Energy Technologies Corporation in the amount of the aggregate Exercise Price of the Common Stocks subscribed for by the holder on exercise of the Warrants.

Upon the exercise of the Warrants evidenced hereby, the Corporation shall cause to be issued to the person in whose name the Common Stocks so subscribed for are to be issued the number of Common Stocks to be issued to such person and such person shall become a holder in respect of Common Stocks with effect from the date of such exercise and upon due surrender of this warrant certificate the Corporation will cause a certificate (or certificates) representing such Common Stocks to be made available for pick-up by such person at its principal offices, or mailed to such person at the address(es) specified in such Exercise Form, within three business days after receipt of such Exercise Form.

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Upon presentation at its principal offices, and upon compliance with the reasonable requirements of the Corporation, this warrant certificate may be exchanged for warrant certificates entitling the holder hereof to purchase an equal aggregate number of Common Stocks upon payment of the aggregate Exercise Price. If the holder subscribes for a lesser number of Common Stocks than the number of shares referred to in this warrant certificate, the holder shall be entitled to receive a further warrant certificate in respect of Common Stocks referred to in this warrant certificate but not subscribed for. The holding of this warrant certificate shall not constitute the holder hereof a holder of Common Stocks nor entitle him to any right or interest in respect thereof except as herein expressly provided. Warrants may only be transferred, upon compliance with the conditions herein prescribed, on the register to be kept in the principal offices of the Corporation, by the holder thereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation.

In the event of any alteration of the Common Stocks in the capital of the Corporation, including any subdivision, consolidation or reclassification, or in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement (collectively, a “Reorganization”), an adjustment will be made to the terms of the Warrants such that the holder, upon exercise of any Warrant following the completion of the Reorganization, will be entitled to receive the same number and kind of securities that it would have been entitled to receive as a result of the Reorganization had it exercised its Warrants immediately prior to the Reorganization.

The Corporation will not effect any Reorganization which could result in a successor to the Corporation unless prior to or simultaneously with the consummation thereof, the entity succeeding the Corporation acknowledges in writing that it is bound by and will comply with the provisions set forth in this warrant certificate.

If, in case at any time:

(a)	the Corporation pays any dividend payable in stock upon the Common Stocks or makes any distribution to the holders of the Common Stocks;

(b)	the Corporation offers for subscription pro rata to the holders of its Common Stocks any additional shares of stock of any class or other rights;

(c)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

(d)	in case of any Reorganization;

then, and in any one or more of such cases, the Corporation will give to the holder at least 20 days’ prior written notice of the date on which the books of the Corporation will close or a record will be taken for such dividend, distribution or offer of subscription rights, or for determining rights to vote with respect to such dissolution, liquidation or winding-up or Reorganization and, in the case of such dissolution, liquidation or winding-up or Reorganization, at least 20 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause will also specify, in the case of any such dividend, distribution or offer of subscriptions rights, the date on which the holders of the Common Stocks will be entitled thereto, and such notice in accordance with the foregoing will also specify the date on which the holders of the Common Stocks will be entitled to exchange the Common Stocks for securities or other property deliverable upon such dissolution, liquidation or winding-up or Reorganization, as the case may be. Each such written notice will be given to the holder in accordance with the manner stated herein.

The Warrants shall be governed by and performed, construed and enforced in accordance with the laws of the State of Delaware and shall be treated in all respects as Delaware contracts. Time shall be of the essence hereof.

This warrant certificate shall not be valid for any purpose until it has been certified by or on behalf of the Corporation.

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IN WITNESS WHEREOF the Corporation has caused this warrant certificate to be signed by its duly authorized officer as of September 16, 2022.

Harmony Energy Technologies Corporation

Per:
Authorized Signing Officer

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EXERCISE FORM

To:	Harmony Energy Technologies Corporation
165 Broadway FL23, New York, NY, USA 10006

The undersigned holder (the “Warrantholder”) of the warrants (the “Warrants”) represented by the within warrant certificate (the “Warrant Certificate”), irrevocably exercises the Warrants represented hereby and subscribes for _____________________ common stocks issuable pursuant to the exercise of such Warrants at a price of $0.25 per share on terms specified in the Warrant Certificate, and encloses and tenders herewith cash or wire transfer, a certified cheque, bank draft, money order payable at par to or to the order of Harmony Energy Technologies Corporation for the aggregate exercise price of US$ ______________.

The undersigned hereby directs that the said Common Stocks be issued in the following name and delivered as follows (please print or type):

Name:
Address in full:

Number of Common Stocks:

Please note that if Common Stocks are to be issued to a person other than the Warrantholder, the Warrantholder must pay to the Corporation all exigible taxes.

Dated this:

Signature of Warrantholder

Print or type full name
Print or type address in full:

Signature of Warrantholder guaranteed by:

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TRANSFER FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

(Please print or type name and address of assignee)

__________________ Common Stock purchase warrants (the “Warrants”) represented by the within warrant certificate and does hereby irrevocably constitute and appoint _____________________________________, attorney, to transfer the said warrants on the books of the Corporation with full power of substitution in the premises.

Signature:

Dated this

Guaranteed by:

Upon any transfer of Warrants, the assignee shall be a permitted assignee of the transferring holder and shall be entitled to the benefits of the covenants of the Corporation contained in the Warrant Certificate and granted by the Corporation, subject to the restriction and limitations described therein.

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